Exhibit 99.3
REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
     This Registration Rights and Lock-Up Agreement (this “Agreement”) is entered into as of March 1, 2006 by and between American Campus Communities, Inc., a Maryland corporation (the “Company”), and each of the persons who are signatories hereto (each, a “Holder” and collectively, the “Holders”).
     WHEREAS, each Holder on the date of this Agreement received the number of units of limited partnership interest (“Units”) in American Campus Communities Operating Partnership, L.P., a Maryland limited partnership (the “Operating Partnership”), set forth next to such Holder’s name on Schedule A hereto, issued without registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a Contribution and Sale Agreement dated as of December 2, 2005 by and among the Contributors (as defined therein), the Company and the Operating Partnership (the “Contribution Agreement”);
     WHEREAS, under the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of August 17, 2004 (the “Partnership Agreement”), on or after the first anniversary of the date of this Agreement, the holders of Units may present such Units to the Operating Partnership for redemption (the “Redemption Right”), the consideration for which redemption will be, at the Company’s option, either cash or shares of common stock, par value $.01 per share (“Common Shares”), of the Company; and
     WHEREAS, the Company has agreed to provide certain registration rights to the Holders in respect of the Common Shares as set forth in this Agreement.
     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Certain Definitions. As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms shall have the following meanings:
     “NASD” shall mean the National Association of Securities Dealers, Inc.
     “Person” shall mean an individual, partnership, corporation, limited liability company, trust, or unincorporated organization, or other similar entity, or a government or agency or political subdivision thereof.
     “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of all or any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post effective amendments, and in each case including all material incorporated by reference therein.
     “Registrable Shares” shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 under the Securities Act or (iii) Shares eligible for sale pursuant to Rule 144(k) under the Securities Act. All references in this Agreement to Rule 144 and subsections thereof shall refer to corresponding provisions of future law.
     “Registration Expenses” shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 5 hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or “cold comfort” letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursements of counsel representing a selling Holders and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, each of which shall be borne by such Holder in all cases.
     “Registration Statement” shall mean any registration statement of the Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act which covers the resale of any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
     “SEC” shall mean the Securities and Exchange Commission.
     “Shares” shall mean any Common Shares issued or to be issued to the Holders by the Company upon the Holders’ redemption of their Units in the Operating Partnership and any additional shares of Common Stock which become issuable by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration that results in an increase in the number of shares of outstanding Common Stock.
     2. Lock-up Agreement. Each Holder hereby agrees that for one year from the date hereof, without the prior written consent of the Company, it will not offer, pledge, sell, contract to sell, grant any options for the sale of, seek the redemption of or otherwise transfer of dispose of, directly or indirectly, any Units (the “Lock-up Period”).

     3. Registration.
          (a) Filing of Shelf Registration Statement. Subject to the conditions set forth in this Agreement, within 12 months of the date hereof, the Company shall cause to be filed a Registration Statement (the “Shelf Registration Statement”) under Rule 415 under the Securities Act relating to the sale by the Holders of all of the Registrable Shares in accordance with the terms hereof, and shall use all commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC by the expiration of the Lock-up Period. Common Shares (other than Registrable Shares) may, at the Company’s option, be included among the securities covered by the Shelf Registration Statement. The Company may use an existing, effective registration statement under Rule 415 under the Securities Act as the Shelf Registration Statement if such registration statement otherwise complies with this Section 3(a). The Company agrees to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earliest of (a) such time as the Company does not meet the requirements to register the Registrable Shares on Form S-3 (or similar successor form of registration statement), (b) the date on which the Holders no longer hold any Registrable Shares, or (c) the date on which all of the Registrable Shares held or subsequently acquired by the Holders have become eligible for sale pursuant to Rule 144(k) promulgated under the Securities Act (hereinafter referred to as the “Shelf Registration Expiration Date”).
          (b) Demand Registration. Subject to the conditions set forth in this Agreement, at any time after the Shelf Registration Expiration Date and while any Registrable Shares are outstanding, each Holder who is unable to sell its Registrable Shares pursuant to Rule 144(k) under the Securities Act may make a written request for registration under the Securities Act (each, a “Demand Registration”) of all or part of such Holder’s Registrable Shares so long as such Registrable Shares, together with the securities requested by other Holders to be included in such Demand Registration, constitute at least the greater of: (i) 30% of the total number of Registrable Shares held by the Holders, or (ii) Registrable Shares held by the Holders having a market value (based upon the market quotation for the Common Shares attributable thereto as of the date of such request) greater than $100,000. The written request for Demand Registration shall specify the aggregate number of Registrable Shares to be registered and the intended method of disposition. Notwithstanding the foregoing, the Company shall not be required to file any Registration Statement pursuant to this Section 3(b) on behalf of any Holder within six months after the effective date of any earlier Registration Statement so long as the Holder requesting the Demand Registration was given a notice offering such Holder the opportunity to sell Registrable Shares under such earlier Registration Statement; provided, however, that this six-month limitation shall not apply if a Holder requested that all or a part of the Holder’s Registrable Shares be included in the earlier Registration Statement but not all or such part were so included through no fault of the Holder, in which case the Holder may require the Company to file another registration statement pursuant to an additional Demand Registration (subject, in the event of a Demand Registration for less than all remaining Registrable Shares, to the same 30%/minimum value limitation set forth above). The Company may elect, at its option, to file such Demand Registration as a shelf registration pursuant to Rule 415 promulgated under the Securities Act. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice (the “Company Notice”) of such request to all other Holders, and may give such notice to other holders of Common Shares or securities convertible into or exchangeable for Common Shares, if any, and shall include in such Demand Registration statement all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 30 days after the Company Notice is sent. Thereafter, the Company may elect to include in such registration additional Common Shares to be issued by the Company. In addition, the Holders consent to the inclusion in any Demand Registration of Common Shares of any other holders of Common Shares or securities convertible into or exchangeable for Common Shares. The Company may, in its sole discretion, elect to file the Registration Statement before receipt of notice from any Holder. The Company agrees to use its reasonable commercial efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof and to keep the Registration Statement continuously effective for a period of at least 120 days thereafter, which period shall automatically be extended by the number of days, if any, during which the Registration Statement was suspended due to a Suspension Event (as defined below). A registration shall not constitute a Demand Registration until it has become effective.
          (c) Piggyback Registration. If at any time after the Shelf Registration Expiration Date and while any Registrable Shares are outstanding and a Registration Statement applicable to Holders under Sections 3(a) or 3(b) is not effective, the Company (in its sole discretion and without any obligation to do so) proposes to file a registration statement under the Securities Act with respect to an offering solely of Common Shares solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Shares, (iv) in connection with an offering solely to employees of the Company or its subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), whether or not for its own account, the Company shall give prompt written notice of such proposed filing to the Holders. The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Shares as each Holder may request (a “Piggyback Registration”). Subject to the provisions of Section 4 below, the Company shall include in such Piggyback Registration all Registrable Shares for which the Company has received written requests for inclusion therein within 30 calendar days after the notice referred to above has been given by the Company to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of Common Shares requested to be included in such registration exceeds the number of Common Shares that can be sold in such offering without impairing the pricing or other commercial practicality of such offering, the Company will include in such registration Common Shares in the following priority: (i) first, the full number of Common Shares requested to be included in such registration by holders of Common Shares with piggyback registration rights prior or superior to those of the Holders, and (ii) second, (A) Common Shares the Company proposes to sell, (B) Common Shares requested to be included in such registration by any Holders, and (C) Common Shares requested to be included in such registration by other holders of Common Shares with piggyback registration rights of priority similar to the Holders (with the number of such Common Shares of the Company, the Holders, and such other holders, respectively, to be included in the Piggyback Registration to be allocated pro rata among the Company, the Holders, and such other holders of Common Shares on the basis of the total number of Common Shares requested to be included in such registration by all of the Company, the Holders and such other holders of Common Shares).
          (d) Distribution of Materials. The Company shall furnish without charge to each such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.
          (e) Amendments and Supplements. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement or (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 3. Upon five business days’ notice, the Company shall file any supplement or post effective amendment to the Registration Statement with respect to the plan of distribution or such Holder’s ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder’s Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.
          (f) Notice of Certain Events. The Company shall promptly notify each Holder of, and confirm in writing, the filing of the Prospectus. At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend or supplement the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.
     4. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or “Blue Sky” laws of such states as any Holder may reasonably request, and the Company shall use its commercially reasonable efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its commercially reasonable efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or “Blue Sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.
     5. Expenses. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any other legal, accounting and other expenses incurred by it.
     6. Indemnification by the Company. The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (each an “Indemnitee”) against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (ii) such Holder’s failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holder by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented prospectus.
     7. Covenants of Holders. Each of the Holders hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder’s Registrable Shares and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in the Registration Statement to any purchaser of the shares covered by such Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding the Holder, its plan of distribution or its ownership interests, which was furnished to the Company by the Holder for use therein unless such statement or omission was corrected in writing to the Company not less than two business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company.
     8. Suspension of Registration Requirement.
          (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.
          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company’s obligation under this Agreement to use its commercially reasonable efforts to cause the Registration Statement and any filings with any state securities commission to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised in writing by the underwriters that the sale of Registrable Shares under the Registration Statement would impair the pricing or other commercial practicality of the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a “Suspension Event”) that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed 90 days. The Company shall notify the Holders of the existence and, in the case of circumstances referred to in clause (i) of this Section 8(b), the nature of any Suspension Event.
          (c) Each Holder of Registrable Shares agrees, if requested by the Company in the case of a Company-initiated nonunderwritten offering or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company of any class included in a Registration Statement, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Company-initiated registration), during the 15-day period prior to (as reasonably estimated by the Company in good faith), and during the 60-day period beginning on, the effective date of each Company-initiated offering made pursuant to the registration statement relating to such Company-initiated offering, to the extent timely notified in writing by the Company or the managing underwriters; provided, however, that such 60-day period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 3(f) or (g) hereof to and including the date when each seller of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 3(g) hereof.
     9. Black-Out Period. Each Holder agrees that, following the effectiveness of any Registration Statement relating to the Registrable Shares of such Holder, such Holder will not effect any sales of the Registrable Shares pursuant to such Registration Statement or any filings with any state securities commission at any time after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five days after the conclusion of any such Suspension Event.
     10. Additional Shares. The Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares of the Company or any Common Shares of the Company owned by any other shareholder or shareholders of the Company.
     11. Contribution. If the indemnification provided for in Sections 6 and 7 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 11 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 6 or 7 hereof had been available under the circumstances.
     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
     Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.
     12. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.
     13. Rule 144 Sales. The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder(s), make publicly available such information as necessary so as to enable the Holder(s) to sell Shares pursuant to Rule 144 under the Securities Act) and it will do all such other acts and things from time to time reasonable requested by the Holder(s) of the Shares to the extent required to enable the Holder(s) to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation adopted by the Commission.
     14. Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and Holders holding in excess of two-thirds of the aggregate of all Registrable Shares then outstanding. Notwithstanding the foregoing, the Company may amend Schedule A hereto without the consent of Holders to reflect (i) a transfer of Units or Registrable Shares to a substitute or additional Holder in accordance with the terms hereof; or (ii) a reduction in the number of Registrable Shares then held by the Holders.
     15. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 3(e) or Section 7, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

If to the Company:	American Campus Communities, Inc.
805 Las Cimas Pkwy., Suite 400
Austin, Texas 78746
Attention: Brian B. Nickel
Facsimile: (512) 732-2450

with a copy to:	Locke Liddell & Sapp LLP
2200 Ross Avenue, Suite 2200
Dallas, Texas 75201
Attention: Bryan L. Goolsby, Esq.
Facsimile: (214) 740-8800

If to the Holders:	As listed on Schedule A hereto
In addition to the manner of notice permitted above, notices given pursuant to Sections 3, 8 and 9 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.
     16. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and the rights granted hereunder may not be assigned by any Holder; provided, however, that a Holder may assign its rights and obligations hereunder, following at least ten days prior written notice to the Company, to a permitted transferee in connection with a transfer of Units in accordance with the terms of the Partnership Agreement, if such transferee agrees in writing to be bound by all of the provisions hereof. Any attempted assignment hereof by any Holder that is not in accordance with the foregoing will be void and of no effect and shall terminate all obligations of the Company hereunder.
     17. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.
     19. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.
     20. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

AMERICAN CAMPUS COMMUNITIES, INC.

By:

Name:
Title:

HOLDERS:

Keeling Family Irrevocable Trust
Jeffrey M. Fenster
Sherryl Marsh
Roger & Sherryl Marsh
Kent P. Dauten
Dan Jaworski
Vernon Holland
Jeanette Holland
Lucille Frasca Trust
Paul & Barbara Koch
Donna Worner
Eric Worner
HSW Properties LLC
Ralph J. Henneman Trust
Delores M. Henneman Trust B & C
Rita Henneman Trust
David Diana Revocable Trust
Mary Jane Diana Revocable Trust
Dennis E. Smith
Rodrick Schmidt
David Keeling
Michael Henneman
Michael Sheppard
Rodney Poole
Chad Worner
Joseph Giblin
Schmidt Family Investments, LLC
Henneman Family LLC

By:

Michael J. Henneman, Attorney in Fact

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